Mine restoration provisions	12 Months Ended
Dec. 31, 2023
Disclosure Of Provisions [Abstract]
Mine restoration provisions	Mine restoration provisions
The Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which are site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment and demolition. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2023, management used a risk-free rate applicable to each location’s functional currency ranging from 3.86% to 3.92% and a long-term inflation rate of 2.2%. The undiscounted cash flows, before inflation adjustments to settle the mine restoration provisions was estimated at approximately $130 million at December 31, 2023 (2022 - $122 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2032 to 2043.
The following table shows the movement in the provision for mine restoration provisions:

	2023	2022
	$	$

Balance, beginning of year	101,113	117,281
Reclamation spending	(2,297)	(793)
Accretion expense	4,011	2,571
Change in obligation	(281)	(17,946)
Liabilities acquired	5,111	—
Balance, end of year	107,657	101,113
Less: current portion	(3,050)	(5,545)
	104,607	95,568